UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2016

HTG Molecular Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37369	86-0912294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3430 E. Global Loop Tucson, AZ		85706
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 289-2615

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 10, 2016, we expect to disclose the following information in connection with discussions at the Leerink Partners 5th Annual Global Healthcare Conference:

•	As of December 31, 2015, we had an installed base of 49 HTG Edge and HTG EdgeSeq systems, consisting of 22 systems sold, five covered under reagent rental agreements, three with key opinion leaders and 19 evaluation units.

•	We are currently working on 30 active development programs with biopharmaceutical companies who are incorporating companion diagnostics in their drug development programs. We believe one or more of these biopharmaceutical companies may progress a product candidate, for which we are developing a potential companion diagnostic, into a Phase 3 clinical trial within the next 6 to 18 months.

This Current Report on Form 8-K and the information in this Item 7.01 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless expressly identified therein as being specifically incorporated therein by reference.

Forward-Looking Statements

Statements contained in this Current Report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with activities under third parties’ drug development programs and the anticipated development timeline for progressing product candidates under such programs. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based upon management’s current expectations, are subject to known and unknown risks, and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation, risks associated with our ability to successfully develop, manufacture and commercialize companion diagnostics and other diagnostic products. These and other factors are described in greater detail in our filings with the Securities and Exchange Commission, including without limitation our Quarterly Report on Form 10-Q for the Quarter ended September 30, 2015. All forward-looking statements contained in this Current Report speak only as of the date on which they were made, and we undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HTG Molecular Diagnostics, Inc.

Dated: February 10, 2016	By:	/s/ Shaun D. McMeans
Shaun D. McMeans
Vice President of Finance & Administration and Chief Financial Officer